GUARANTY AGREEMENT
     1. DATE AND PARTIES. This Guaranty Agreement ("Agreement") is dated as of January 31, 1999, and the parties and their mailing addresses and Borrower's and Guarantor's tax identification numbers are as follows:

             Borrower:     Smart Choice Automotive Group, Inc.
                           a Florida corporation
                           5200 South Washington Avenue
                           Titusville, FL  32780
                           Tax I.D. No.:  59-1469577

              Holders:



             Guarantors:  First Choice Auto Finance, Inc.,
                          a Florida corporation
                          5200 South Washington Avenue
                          Titusville, FL  32780
                          Tax I.D. No.: 59-3231285

                           and

                           SC Holdings, Inc.,
                           a Florida corporation
                           5200 South Washington Avenue
                           Titusville, FL  32780
                          Tax I.D. No.: 59-3395504

     2. PROMISE OF GUARANTY. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Holders to make the Loan, as defined in Paragraph 2(a) hereof, Guarantors hereby jointly and severally absolutely and unconditionally guarantee, without limitation, the full and prompt performance of the Obligations, as defined herein, to the Holders. This Guaranty is an absolute, unconditional, and continuing guaranty of the full and punctual payment and performance of the Obligations, and not of their collectability only, and is in no way conditioned upon any Holder first attempting to collect any of the Obligations from Borrower or resorting to any collateral security or other means of obtaining payment of any of the Obligations which Holder may now or hereafter acquire or upon any contingency whatsoever. The terms "Obligations" and "Obligation" are used interchangeably and include the following:

     (a) PROMISSORY NOTES. All obligations, agreements, promises and covenants of Borrower under that certain Subordinated Loan Agreement, dated as of January 31, 1999, by and between Borrower and High Capital Funding, LLC ("HCF") (the "Subordinated Loan Agreement") and those certain Smart Choice Automotive Group, Inc. 1999 Series A Subordinated Notes ("Notes"), executed by Borrower thereunder, evidencing a loan or loans to Borrower in the aggregate principal amount of up to $3,000,000.00, and all extensions, renewals, modifications, or substitutions thereof (the "Loan"). The terms of the Subordinated Loan Agreement and the Notes are incorporated herein by reference as if set forth herein word for word;

     (b) BORROWER'S PERFORMANCE. All obligations of Borrower or any other person to perform under the terms of the Note, the Subordinated Loan Agreement and any other agreement related to the Loan or any other agreement which secures, guaranties, or otherwise relates to the Notes or Loan, the terms of which are incorporated herein by reference as if set forth herein word for word;

     (c) ADVANCES AND EXPENSES. All obligations arising from sums advanced and expenses incurred by Holder(s) for the purpose of insuring, preserving or otherwise protecting any collateral for either the Loan, its value or any of the Obligations defined in this Paragraph 2, and any other sums advanced and expenses incurred by the Holder(s) under this Agreement, the Notes, the Subordinated Loan Agreement, and any other agreement which secures, guarantees, or otherwise relates to the Notes, the Loan, or any of the Obligations defined in this Paragraph 2, including but not limited to expenses of disposing of any collateral securing the Loan or the other Obligations, collection expenses and attorneys' fees, plus interest at the highest lawful rate which may be charged by any Holder on the Obligations. In addition to any other expenses, Guarantors agree to pay all reasonable expenses relating to default and collection of those Obligations described in this Paragraph 2, as follows: Expenses for taking, holding, preparing for sale, selling or similar expenses, advances made for the above purposes and advances relating to the collateral for Obligations made on Borrower's behalf as permitted by any agreements securing such Obligations; and reasonable attorneys' fees, paralegal fees and other legal expenses to the extent not prohibited by law, including, but not limited to, any such fees, costs and expenses incurred in or related to collecting, protecting and enforcing liabilities, any negotiations or legal proceedings, including, but not limited to, any bankruptcy proceedings, or any actions in or relating to any bankruptcy proceedings;

     (e) OTHER OBLIGATIONS. All other obligations of Borrower to Holder, including but not limited to any and all advances made by Holder on Borrower's behalf and liabilities as guarantor, endorser or surety to Holder, all whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; and

     (f) MODIFICATIONS. All obligations arising out of any and all extensions, renewals, modifications and substitutions of any of the obligations set out in this Paragraph 2.

3. GUARANTORS' WARRANTIES AND REPRESENTATIONS:

     (a) INVESTIGATION. Guarantors have conducted such due diligence as each Guarantor deems appropriate with respect to Borrower's financial condition and existing indebtedness, authority to borrow, and the use and intended use of all Loan proceeds or other funds advanced or to be advanced by the Holder(s) to Borrower or on Borrower's behalf that create the Obligations; and Guarantor has not relied on any representations of any Holder or any information provided by any Holder about Borrower, Borrower's financial condition and the existing indebtedness, Borrower's authority, or Borrower's use and intended use of all Loan proceeds or other funds giving rise to the Obligation whether now or hereafter advanced to Borrower or for Borrower's benefit;

     (b) RELIANCE. Guarantors acknowledge that each Holder is relying on this Agreement in making the Loan to Borrower and to otherwise extend financial accommodation to the Borrower or for Borrower's benefit from time to time and Guarantors acknowledge and agree that the requirement for Guarantors' signatures is necessary in order for any Holder to make the Loan;

     (c) BENEFIT TO GUARANTORS. Guarantors represent and warrant that the Loan will be of substantial benefit to Guarantors because the proceeds thereof will be used, directly or indirectly, to enable each Guarantor to acquire additional inventory;

     (d) NO DEFENSES. Guarantors represent that as of the date of this Agreement, no Guarantor has any claims or causes of action against Holder, nor any defenses, set-offs, or counterclaims to this Agreement, and in consideration of the making of the Loan or the renewal or extension thereof, Guarantor releases all rights or claims whatsoever of Guarantor against Holder which exist as of the date hereof;

     (e) AGREEMENTS. The execution and delivery of this Agreement will not violate any agreement governing any Guarantor or to which any Guarantor is a party, except for violations, if any, that have been disclosed in writing to Holder and that would not result in any material adverse consequences for the business, operations or financial condition of Guarantor or for the ability of Guarantor to perform its obligations in connection with the Loan, including but not limited to its obligations hereunder;

     (f) HOLDER'S CONDUCT. If at any time a Guarantor reasonably believes that any employee of any Holder has engaged in conduct which is unfair or improper or any Holder exercises any undue control over the business, management, property or decisions of Borrower or Guarantor, Guarantor will notify such Holder in writing immediately of the following:

          (1) Conduct of the Holder which forms the basis of Guarantor's concern; (2) Name of the Holder employee(s) involved; (3) Harm which any Guarantor believes will result if such Holder does not alleviate the problem;

     (g) COMPLIANCE WITH LAW. Guarantors are in compliance with all laws, regulations, ordinances, and orders of public authorities applicable to Guarantors, except for violations, if any, that have been disclosed in writing to Holder and that would not result in any material adverse consequences for the business, operations or financial condition of Guarantors or for the ability of Guarantors to perform its obligations in connection with the Loan, including but not limited to its obligations hereunder;

     (h) ACCURACY OF INFORMATION. All other information, reports, papers, and data given to any Holder with respect to Guarantor or to others obligated under the terms of this Agreement are accurate and correct in all material respects and complete insofar as completeness may be necessary to give any Holder a true and accurate knowledge of the subject matter of the aforesaid information; the net worth of each Guarantor as of the date hereof, determined on the basis of generally accepted accounting principles, consistently applied, was in excess of $4,000,000 at December 31, 1998; and each Guarantor has the capacity to pay its creditors and its debts as they come due, notwithstanding the guaranty made herein;

     (i) CORPORATE WARRANTIES AND REPRESENTATIONS. Guarantor makes to Holder the following warranties, representations, and covenants, which shall be continuing so long as the obligations of Guarantor under this Agreement, remain outstanding:

          (1) Each Guarantor is a corporation duly organized and validly existing as a corporation in good standing under the laws of the state of Florida;

          (2) Each Guarantor has the requisite corporate power and authority to carry on its business as now being conducted;

          (3) The execution, delivery, and performance of this Agreement and any documents securing this Agreement by Guarantors is within the corporate powers of Guarantors; have been duly authorized by all requisite corporate action; have received all necessary governmental approvals; will not violate any provision of law, any order of any court or other agency of government, or any Guarantor's articles of incorporation or by-laws; will not violate any provision of any indenture, agreement or other instrument to which any Guarantor is a party or to which any Guarantor or any Guarantor's property is subject, including, but not limited to, securing the obligations of any Guarantor under this Agreement, any provision prohibiting the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any Guarantor's property or assets; and

          (4) Upon request by Holder, each Guarantor shall deliver to Holder copies of its articles of incorporation and bylaws certified by each Guarantor's secretary as being true and correct copies of same.

4. INVALIDITY AND IMPAIRMENT. The obligations of Guarantor under this Agreement shall not be released, discharged, or in any way affected or become unenforceable, nor shall any Guarantor have any rights against any Holder by reason of any of the following:

          (i) that the condition of any collateral securing the Obligations or any Guarantor's obligations under this Agreement may be in default at the time of acceptance thereof by any Holder;

         (ii) that a valid lien in any collateral securing the Obligations or Guarantor's obligation under this Agreement may not be conveyed to, created or perfected in favor of any Holder;

          (iii) that the value of, or the lien or security interest of any Holder in, any collateral securing the Obligations or any Guarantor's obligations under this Agreement may be or become impaired;

         (iv) that any collateral may be subject to equities, defenses or claims in favor of others or may be invalid or defective in any way; or

          (v) any Holder's act, or failure to act, as the case may be, with respect to any collateral securing the Obligations or Guarantor's obligations under this Agreement authorized to be taken or excused from being taken under any security agreement, mortgage, assignment or other documents creating or perfecting Holder's security interest in such collateral; or

         (vi) the existence or priority of any liens or security interests in favor of third parties affecting or encumbering all or any portion of any collateral securing or intended to secure the Loan.

5. EVENTS OF DEFAULT. Guarantor shall be in default upon the occurrence of any of the following events, circumstances, or conditions ("Events of Default"):

     (a) Failure by any person obligated on the Obligations to make payment to any Holder when due; or

     (b) A default or breach under any of the terms of this Agreement or any other Loan Document (as herein defined) (other than those defaults expressly set forth in this paragraph 5 and other than a failure to make payment to any Holder when due, or to provide daily SMCH INV-DRAFT REPORTS within 24 hours after written notice from any Holder) which is not fully cured within ten (10) days after written notice from any Holder;

     (c) The making or furnishing of any verbal, or written, representation, statement, or warranty to Holder which is false or incorrect in any material respect or the failure to furnish facts necessary to prevent any statement made from being materially misleading, by, or on behalf of, any Guarantor or Borrower; or

     (d) The dissolution, liquidation, or insolvency of Borrower or any Guarantor, the appointment of a receiver by or on the behalf of Borrower or any Guarantor, the assignment for the benefit of creditors by or on the behalf of Borrower or any Guarantor, the voluntary or involuntary termination of existence by Borrower or Guarantor, or the commencement of an action or proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition, or debtor relief law by or against any Guarantor or Borrower; or

     (e) A reasonable belief by Holder at any time that Holder is insecure, that the prospect of any payment of an Obligation is impaired, or that any collateral for the Obligations or this Agreement is impaired; or

     (f) Failure of Borrower or any Guarantor to pay and provide proof of payment of any tax, assessment, rent, insurance premium, or escrow on or before its due date, unless Borrower or any Guarantor provides documentary evidence to Holder(s) that it is timely contesting same in good faith and has established adequate reserves to pay same together with any and all penalties, interest, costs, expenses and attorney's fees related thereto; or

     (g) A transfer of a substantial part of any Guarantor's money or property to any one or more person(s) other than a wholly-owned subsidiary of such Guarantor; or

     (h) Use of any portion of the Loan proceeds or other funds giving rise to an Obligation, whether now or hereafter advanced to Borrower or for Borrower's benefit, in any transaction which is likely to cause any Holder to directly or indirectly incur any securities or environmental liability; or

     (i) Any charge or indictment against Guarantor or Borrower under a federal or state law for which forfeiture is a potential penalty.

6. REMEDIES UPON DEFAULT. If an Event of Default occurs and is not fully cured within any applicable cure period, at the option of any Holder, all or any part of the Obligations and the obligations of the Guarantors under this Agreement shall become immediately due and payable without notice or demand. In addition, if an Event of Default occurs and is continuing, any Holder, at its option, may immediately invoke any or all other remedies provided for in this Agreement, the Notes, or any other instrument evidencing the Obligations, and any documents securing or otherwise relating to this Agreement or the Obligations. All rights and remedies are cumulative and not exclusive, and each Holder is entitled to all remedies provided by law or equity, whether or not expressly set forth.


7. EFFECT OF BORROWER'S BANKRUPTCY. Each Guarantor understands and agrees that, if bankruptcy, reorganization or receivership proceedings should at any time be filed by or against Borrower, or upon the insolvency (however defined) of Borrower, this Agreement shall remain in full force and effect, and the maturity of the Loan and any other Obligations and each Guarantor's liability hereunder may be accelerated, and all the aforesaid obligations of Borrower and Guarantors may become immediately payable by either or both Guarantors. No invalidity, irregularity, or unenforceability by reason of the Federal Bankruptcy Code, 11 U.S.C. 101 et seq., as amended from time to time, or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect, the Obligations, shall impair, affect, be a defense to or claim against the obligations of Guarantors under this Agreement. Any determination by final order of a court of competent jurisdiction that any payment of principal or interest to Holder by any other guarantor, surety, endorser or co-maker was a voidable preference or a fraudulent conveyance under the bankruptcy or insolvency laws of the United States or otherwise shall not extinguish any Guarantor's liability to Holder under this Agreement, and Guarantor shall be liable to pay to any Holder any amounts which such Holder may be required to disgorge because of the insolvency or bankruptcy of Borrower or any other guarantors, surety, endorser, or co-maker of the Obligations.

8. CONSENTS BY GUARANTOR. Guarantor consents and agrees that:

     (a) To enforce the liability of Guarantor hereunder Holder shall NOT be required to first:

          (1) give any Guarantor any notice of Borrower's default;

          (2) foreclose upon or resort to any mortgage, pledge or other collateral held as security for the Loan or any other Obligation;

          (3) attempt to enforce the liability of the Borrower or of any other maker, surety, guarantor, endorser, or other third party who may be primarily or secondarily liable for the Loan or any other Obligation; or

          (4) exhaust any other remedies it may have.

     (b) Holders (or any of them) may, without notice to Guarantors and without defeating or diminishing the liability of Guarantors hereunder, and on any terms satisfactory to Holders, from time to time on one or more occasions, without limitation:

          (1) release in whole or in part any mortgage, pledge or other collateral held as security for the Loan or other Obligations, or accept substitutions of collateral therefor; or

          (2) extend the maturity or modify the terms of the Loan or other Obligations, or permit the substitution or the renewal or renewals thereof, without limitation as to the number of renewals, extensions, modifications or substitutions; or

          (3) release, agree not to sue, suspend the right to enforce its rights as to Borrower or any third party who may at any time be liable as a co-obligor, endorser, surety, accommodation maker, guarantor or otherwise for the Loan or other Obligations, including the release of any co-signer of this Agreement, without the permission of the other signer(s); or

          (4) enter into agreements for sale, repurchase and participations of the Notes and Loan or other Obligations to any person in any amounts; or

          (5) assign all or any part of the Note or other Obligations or this Agreement, in which event this Agreement shall inure to the benefit of any such assignee with the same force and effect as though the assignee was specifically named herein, provided, however that each assignee shall be subject to the terms and provisions of the Notes, other Obligations and this Agreement; or

          (6) make any future advances to Borrower without limit as to the amounts, numbers or terms of payment or interest rates of such advances; or

          (7) agree to any valuation of any collateral securing the Obligations or this Agreement made in connection with any proceedings under the U.S. Bankruptcy Code concerning Borrower or any Guarantor, without regard to the amount of such valuation or any actual monies received by any Holder from the sale of such collateral; or

          (8) take or fail to take any action authorized or permitted to be taken or that Holder is excused from taking by the Note, or any other instrument evidencing, guaranteeing, securing or otherwise relating to the Obligations, this Agreement, or any other obligations of Borrower or Guarantors to the Holders.

9. WAIVERS. Each Guarantor waives presentment for payment, demand, protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of acceptance of this Agreement, notice of the assignment of this Agreement or the Notes or other Obligations, and notice of action by any Holder upon default in regard to the Obligations, and any right of set-off any Guarantor may have against any Holder or any participating Holder. Each
Guarantor further waives the following rights: (i) all rights to indemnification, reimbursement, contribution, or other rights at law or equity to recover or seek recovery from Borrower or any insider, as that is defined in 11 U.S.C. ss.101(30) as amended, of the Borrower for any sums paid by any Guarantor to any Holder(s) in full or partial satisfaction of Borrower's Obligations or any Guarantor's obligations to any Holder under this Agreement;
(ii) all rights to be subrogated to the rights of any Holder against the Borrower or any insider, as defined above, for any sums paid by any Guarantor to any Holder in full or partial satisfaction of Borrower's Obligations or any Guarantor's obligations to any Holder under this Agreement; (iii) all other claims, cause of action, liens, rights of payment, rights of equitable remedy for breach of performance if such breach gives rise to a right of payment against Borrower or any insider as defined hereinabove, whether or not any of foregoing is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

10. GUARANTY IRREVOCABLE. This Agreement constitutes a continuing guaranty of the Obligations, cannot be revoked by the Guarantors, and will remain in full force and effect until the Obligations are paid in full.

11. JOINT AND SEVERAL LIABILITY. Each Guarantor shall be jointly and severally liable for the payment of the entire amount of the unpaid balance owing under the Obligations, and no Holder shall, as a condition precedent to enforcing any Guarantor's liability hereunder, be obligated to enforce payment from any other guarantor. 12. CHANGES IN ORGANIZATION. No change in the corporate organization or structure of Borrower shall discharge or otherwise affect any Guarantor's liabilities hereunder.

13. NO CONDITIONS. The liability of Guarantor hereunder is not conditioned upon the signing of this Agreement by any other person and is not subject to any other condition not herein expressly set out.

14. ATTORNEYS' FEES AND COSTS. Each Guarantor agrees to pay the reasonable costs incurred by each Holder to enforce and collect this Agreement, including, but not limited to, reasonable paralegal fees, attorneys' fees, court costs and other legal expenses.

15. LIENS AND RIGHTS OF SET-OFF. In addition to all liens upon, and rights of set-off against the moneys, securities, and other property of the Guarantors given to the Holders by law, each Holder shall have a lien upon and a right of set-off against all moneys, securities, and other property of Guarantor now or hereafter in the possession of any Holder, whether held in a general or special account, or for safekeeping or otherwise, except as provided below; and every such lien or right of set-off may be exercised without demand upon or notice to any Guarantor, without regard to the existence or value of any collateral securing the Obligations or this Agreement, and without regard to the number or creditworthiness of any other persons who have agreed to pay the Obligations. If any such money is also owned by some other person who has not guaranteed or agreed to pay the Obligations, each Holder's right of set-off will extend to the amount which could be withdrawn or paid directly to Guarantor on Guarantor's request, endorsement or instruction alone. Where any Guarantor may obtain payment from a Holder only with the endorsement or consent of someone who has not guaranteed or agreed to pay the Obligations, each Holder's right of set-off will extend to such Guarantor's interest in the obligation. A Holder's right of set-off will not apply to an account or other obligation if it clearly appears that a Guarantor's rights in the obligation are solely as a fiduciary for another or to an account which, by its nature and applicable law, must be exempt from the claims of creditors. Each Holder will not be liable for failure to honor any instruction or request of any Guarantor when there are insufficient funds in the account or other obligation to pay for such instruction or request because of any Holder's exercise of its right of set-off. Each Guarantor agrees to indemnify and hold Holder harmless from any person's claim arising as a result of any Holder's exercise of such Holder's right of set-off and the cost and expenses related thereto, including without limitation, reasonable attorneys' fees and paralegal fees.

16. SUBORDINATION OF INDEBTEDNESS OF GUARANTOR.

         (a) Any indebtedness of any Guarantor now or hereafter held by Borrower is hereby subordinated to the guaranty obligations of the Guarantors to the Holders under this Guaranty Agreement; and such indebtedness of any Guarantor to Borrower shall not be paid by any Guarantor until all of the Obligations shall have been paid and satisfied in full.

         (b) The payment obligations of any Guarantor hereunder who is also a guarantor of "Senior Debt" (as that term is defined in paragraph "19" of the Notes) is/are hereby subordinated to the payment of such Senior Debt to the extent and in the same manner as set forth in paragraph "19" of the Notes.

17. FINANCIAL STATEMENTS. Until the Obligations are satisfied in full, each Guarantor shall furnish Holder upon any material change in financial or business condition, upon Holder's request, and in the event of no request, at least annually, a current financial statement of each Guarantor, which is certified by each Guarantor and each Guarantor's accountant to be true and accurate, and each Guarantor shall also provide to Holder a copy of its audited financial statements, certified by its independent auditors, promptly upon the issuance of such auditor's report.

18.  TERMINATION  OF GUARANTY.  The  obligations  of the  Guarantors  under this
Agreement shall continue in full force and effect until 120 days after the Obligations have been paid or satisfied in full, provided however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or refunded upon the insolvency or reorganization of Borrower, or otherwise, as though such payment had not been made or such other satisfaction had not occurred.

19.      GENERAL PROVISIONS.

          (a) TIME OF THE ESSENCE. Time is of the essence in each Guarantor's performance of all duties and obligations imposed by this Agreement.

          (b) NO WAIVER BY HOLDER. Holder's course of dealing, forbearance, or delay in, the exercise of any Holder's rights, remedies, privileges, or right to insist upon each Guarantor's strict performance of any provisions contained in this Agreement or Borrower's strict performance of Borrower's obligations, shall not be construed as a waiver by any Holder, unless any such waiver is in writing and signed by such Holder (and then only to the extent of such Holder(s) who actually so signed).

     (c) AMENDMENT. The terms and provisions of this Agreement may not be waived, altered, modified or amended, except by a writing duly signed by an authorized agent of each Holder and by each Guarantor.

     (d) GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Georgia, to the extent that such laws are not preempted by federal laws and regulations.

     (e) FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum, venue, and place of jurisdiction shall be in the State of Georgia.

     (f) SUCCESSORS. This Agreement shall inure to the benefit of and bind the heirs, personal representatives, successors, and assigns of the parties. The term "Holder" shall specifically include any transferee or assignee of any Holder or any other holder of the Obligations. The term "Guarantor" shall specifically include any successors of any Guarantor.

     (g) NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     (h) PARAGRAPH HEADINGS. The headings at the beginning of each paragraph and each subparagraph in this Agreement are for convenience only and shall not be dispositive in interpreting or construing this Agreement or any part thereof.

     (i) SEVERABILITY. If any provision of this Agreement shall be ruled unenforceable or void by a court of law having jurisdiction over the parties and subject matter, then such provision shall be deemed severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Agreement.

     (j) ENTIRE AGREEMENT. This Agreement and the Loan Documents as defined in the Notes contain all the terms of the agreement between the Holders and the Guarantors, and no earlier statement has any force or effect.

     20. RECEIPT OF COPY. By signing this Agreement, each Guarantor acknowledges that such Guarantor has read the Agreement prior to execution and that a copy (copies) of this Agreement was delivered and received by each Guarantor.


 (Seal)                             FIRST CHOICE AUTO FINANCE, INC., Guarantor


Attest:                             By:_______________________________________
                                       Lillian Clover, Assistant Secretary
---------------------------
(Title)


(Seal)                              SC HOLDINGS, INC., Guarantor

Attest:                             By:_______________________________________
                                       Lillian Clover, Assistant Secretary
---------------------------
(Title)